UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 8, 2011

Patterson-UTI Energy, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-22664	75-2504748
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

450 Gears Road, Suite 500, Houston, Texas		77067
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	281-765-7100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Patterson-UTI Energy, Inc. (the “Company”) was held on June 8, 2011. Of the 154,246,395 shares of the Company’s Common Stock outstanding and entitled to vote at the meeting, 138,864,149 shares were present either in person or by proxy.

The following describes the matters considered by the Company’s stockholders at the Annual Meeting, as well as the votes cast at the meeting:

1.	To elect seven directors to the Company’s Board of Directors to serve until the next annual meeting of the stockholders or until their respective successors are elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Mark S. Siegel	119,158,345	5,599,237	14,106,567
Kenneth N. Berns	119,219,240	5,538,342	14,106,567
Charles O. Buckner	119,366,131	5,391,451	14,106,567
Curtis W. Huff	119,156,501	5,601,081	14,106,567
Terry H. Hunt	120,034,093	4,723,489	14,106,567
Kenneth R. Peak	115,196,347	9,561,235	14,106,567
Cloyce A. Talbott	111,576,807	13,180,775	14,106,567

2.	To consider and vote upon approval of the material terms of the performance goals that may apply to performance-based awards under the Company’s Long-Term Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-votes
119,847,051	3,896,416	1,014,115	14,106,567

3.	To cast an advisory vote to approve the compensation of the executives disclosed in the Company’s proxy statement for the Annual Meeting.

Votes For	Votes Against	Abstentions	Broker Non-votes
100,200,242	23,437,323	1,120,017	14,106,567

4.	To cast an advisory vote on the frequency of future advisory votes on executive compensation.

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-votes
108,898,173	2,259,763	12,393,288	1,206,358	14,106,567

5.	Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

Votes For	Votes Against	Abstentions	Broker Non-votes
138,050,067	782,469	31,613	0

Disclosure Regarding Frequency of Stockholder Advisory Vote on Executive Compensation

In accordance with the results of the advisory vote, the Company intends to hold future advisory votes annually on the compensation of executive officers in its proxy materials until the next required vote on the frequency of stockholder votes on the compensation of executive officers.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patterson-UTI Energy, Inc.

June 9, 2011	By:	/s/ John E. Vollmer III

Name: John E. Vollmer III
Title: Senior Vice President - Corporate Development, Chief Financial Officer and Treasurer